UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 14, 2026

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (501) 205-8508

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2026, Inuvo, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (individually, a “Buyer” and collectively, the “Buyers”), pursuant to which the Company authorized the issuance of subordinated convertible notes to the Buyer, in the aggregate principal amount of $3,333,333.33 (the “Note Financing”), which are being issued with a 10% original issue discount (each, a “Note”). The Notes are convertible into shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), in certain circumstances in accordance with the terms of the Notes at a conversion price per share of $3.10.

Concurrently with the Note Financing and the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Buyers.

Consistent with certain applicable NYSE American rules, the Company may not issue to the Buyers more than 2,941,274 shares of its Common Stock under the Purchase Agreement, which number of shares is equal to 19.99% of the shares of the Company’s Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement, unless the Company obtains stockholder approval to issue shares of its Common Stock in excess of such limit in accordance with applicable rules of the NYSE American.

Moreover, the Company may not issue or sell any shares of Common Stock to the Buyers, which, when aggregated with all other shares of common stock then beneficially owned by the Buyer and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the Buyer beneficially owning more than 4.99% of the issued and outstanding shares of Common Stock, unless such limit is increased by the Buyers up to a maximum of 9.99% upon 61 days’ prior written notice to the Company.

The Purchase Agreement provides customary representations, warranties, and covenants of the Company and the Buyer. The Notes contain customary affirmative and negative covenants, including certain limitations on debt, liens, restricted payments, asset transfers, changes in the business and transactions with affiliates. The Notes also contain standard and customary events of default.

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) with the SEC no later than the thirtieth (30th) calendar day following the closing date of the Purchase Agreement, and to use reasonable best efforts to cause such resale registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) as promptly as possible following the filing thereof, no later than the sixtieth (60th) calendar day after the day on which such registration statement required to be filed by the Company is initially filed with the SEC (or the sixtieth (60th) calendar day following the filing thereof if the SEC notifies the Company that the SEC shall “review” such subsequent registration statement).

The Notes were offered pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Curvature Securities LLC (the “Placement Agent”) acted as the sole placement agent for the Note Financing. The Company agreed to pay the Placement Agent a cash fee equal to six percent (6%) of the gross proceeds upon each closing of a drawdown under the Note Financing and $7,500 in other non-accountable expenses.

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In conjunction with the Note Financing, the Company and its subsidiaries acknowledged a Debt Subordination Agreement with the Company’s existing senior lender, SLR Digital Finance LLC (“Senior Lender”) executed by Buyers, dated January 14, 2026 (the “Debt Subordination Agreement”), pursuant to which, among other things, contain covenants limiting its ability to declare an event of default under the Loan Agreements and repayment in certain circumstances.

The foregoing does not purport to be a complete description of the Purchase Agreement, Convertible Note, Registration Rights Agreement, and Debt Subordination Agreement, and each such description is qualified in its entirety by reference to the full text of each such document, forms of which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K (this “Form 8-K”), respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information contained above in Item 1.01 of this Form 8-K relating to the issuance of the Notes is hereby incorporated by reference into this Item 3.02.

Neither this Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

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Item 9.01. Financial Statements and Exhibits.

10.1†	Form of Securities Purchase Agreement, by and between Inuvo, Inc.. and the Buyer
10.2	Form of Subordinated Convertible Note
10.3†	Form of Registration Rights Agreement, by and between Inuvo, Inc. and the Buyer
10.4	Debt Subordination Agreement, made by Buyers in favor of SLR Digital Finance, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the schedules, exhibits or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. A copy of any omitted schedule, exhibit or similar attachment will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: January 15, 2026	By:	/s/ Wallace Ruiz
Wallace Ruiz,
Chief Financial Officer

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